PIMCO Funds

Supplement Dated May 30, 2018 to the

Asset Allocation Funds, Bond Funds, Credit Bond Funds, Equity-Related Strategy Funds,

International Bond Funds, Real Return Strategy Funds, Short Duration Strategy Funds, Tax-Efficient

Strategy Funds, and Quantitative Strategy Fund Prospectuses (the “Prospectus”) and

Statement of Additional Information (“SAI”),

each dated July 28, 2017, each as supplemented from time to time

Automatic Conversion of Certain Class C Shares to Class A Shares

Conversion. At a meeting held on May 15, 2018, for each series of PIMCO Funds (the “Trust”) that offers Class C shares (each, a “Fund”), the Board of Trustees of the Trust approved the automatic conversion of the Fund’s Class C shares held in Orphaned Accounts, as defined below, into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s transfer agent (“TA”) and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than PIMCO Investments LLC (“PI”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and PI becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.”

Mechanics. The conversion will be effective on July 30, 2018 (“Conversion Effective Date”). Class C shares of a Fund held in an Orphaned Account that became an Orphaned Account prior to the Conversion Effective Date will convert to Class A shares of the same Fund on the Conversion Effective Date; Class C shares of a Fund held in an Orphaned Account that became an Orphaned Account on or after the Conversion Effective Date will convert to Class A shares of the same Fund promptly upon PI being named default dealer of record after the resignation of the Prior Broker-Dealer of Record.

Orphaned Account shareholders holding Class C shares will not pay any sales charge, fee or other charge in connection with the conversion. Upon the conversion, such Class C shares will be subject to the management fees and distribution and/or service fees charged to Class A shares, which will be equivalent to or less than those charged to Class C shares. In addition, following the conversion, any series of the Trust may sell its Class A shares at net asset value without a sales charge to Orphaned Account holders for purchase in such account for so long as PI remains the default dealer of record for such account.

Other Alternatives. At any time prior to the Conversion Effective Date, Class C shareholders may exchange their Class C shares directly for shares of another class of the same Fund, subject to any applicable sales charge and other rules, or redeem their Class C shares and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus.

U.S. Federal Income Tax Matters. The automatic conversion of a Fund’s Class C shares held in an Orphaned Account into Class A shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by such converting shareholders. Shareholders should consult their tax advisers regarding the tax treatment of the conversion.

If you have any questions regarding the conversion, please contact the Trust at 1-888-877-4626.

Sales at Net Asset Value

In addition, effective July 30, 2018, the “Distribution of Trust Shares—Purchases, Exchanges and Redemptions—Sales at Net Asset Value” section of the SAI is deleted in its entirety and replaced with the following:

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to:

(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or extended family of former employees established while employed), PIMCO Equity Series, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Investors U.S. LLC, PIMCO or the Distributor, other affiliates of Allianz Global Investors U.S. LLC and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO or the Distributor; their spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws (“extended family”), or family trust account for their benefit, or any trust, profit-sharing or pension plan for the benefit of any such person;

(ii) current registered representatives and other full-time employees of broker-dealers that have selling agreements with the Distributor or such persons’ spouse or domestic partner, as recognized by applicable state law, children under 21, and family trust accounts;

(iii) trustees or other fiduciaries purchasing shares through certain group omnibus plans (such as 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code;

(iv) investors rolling over assets from specified benefit plans to IRAs or other qualified retirement plan accounts if such assets were invested in the Funds or series of PIMCO Equity Series at the time of distribution;

(v) participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services;

(vi) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers (i) with which the Distributor or PIMCO has an agreement for the use of Class A shares of a Fund in particular investment products or programs or in particular situations in which the broker-dealer will make Class A shares available for purchase at NAV or (ii) that, prior to the conversion of Class D shares to Class A shares, offered Class D shares of a Fund in particular investment products or programs or in particular situations and that offers Class A shares of the Fund following the Class D to Class A share class conversion in such investment products or programs or in particular situations;

(vii) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PIMCO or (b) has a specific agreement to serve as trustee or custodian of the account with the Distributor;

(viii) investors following the public announcement of the Board’s approval of a plan of liquidation for such Fund or for another share class of such Fund until the liquidation date;

(ix) investors exchanging proceeds of required minimum distributions from an IRA or other qualified retirement plan account invested in a PIMCO fund to a taxable account invested in a PIMCO fund;

(x) investors making an exchange from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account;

(xi) investors (i) acquiring Class A shares of a Fund as a result of any automatic conversion of their shares of another class of the Fund into Class A shares; (ii) making a subsequent purchase of Class A shares following the automatic conversion of their Class D shares to Class A shares in the same account where such investors previously were able to purchase Class D shares; or (iii) making a purchase of Class A shares of any Fund in an account maintained directly with the Trust’s transfer agent where the Distributor has become the default dealer of record for such account following the prior broker-dealer of record’s resignation and the subsequent conversion of Class C shares held in the account to Class A shares, pursuant to the conversion feature described herein and for so long as the Distributor remains the default dealer of record for such account; and

(xii) any other person if the Distributor anticipates that there will be minimal cost borne by the Distributor associated with the sale, which shall be determined in the sole discretion of the Distributor.

The Distributor will only pay service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (xii) above.

In addition, the Distributor will only pay distribution and service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class C shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund.

Investors Should Retain This Supplement For Future Reference

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